First Quarter 2024 Financial Results CRD-A & CRD-B (NYSE) ® Crawford & Company

Forward-Looking Statements & Additional Information Q1 2024 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

STRATEGIC UPDATE Rohit Verma President & Chief Executive Officer 3 Q1 2024 FINANCIAL RESULTS

Countries 70 Employees 10,000 50,000 Field Resources $18B+ Claims Managed Annually Global Reach; Trusted Partner Q1 2024 FINANCIAL RESULTS

Climate change continues to drive global demand in weather-related claims Gaining market share within fragmented U.S. independent loss adjusting market Industry-leading Insurtech capabilities creating significant growth in Platform Solutions segment Growing and strengthening strategic partnerships across business segments Increased presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Multiple Growth Drivers Benefitting Crawford Q1 2024 FINANCIAL RESULTS

First Quarter 2024 Summary Q1 consolidated revenue & operating earnings declined as expected due to benign weather activity as compared to significant CAT activity in Q1 ‘23 Record quarterly revenue in Broadspire segment & U.S. GTS service line More than $24 million in new and enhanced business Strong balance sheet and liquidity Leverage ratio remains low at 2.06x EBITDA Non-weather-related business anticipated to demonstrate sustained growth through 2024 Revenue Adjusted Operating Earnings* $301.7M $316.3M $24.9M $12.1M 6 * See Appendix for non-GAAP explanation and reconciliation Q1 ‘23 Q1 ‘24 Q1 ‘23 Q1 ‘24 Q1 2024 FINANCIAL RESULTS

Q1 2024 FINANCIAL RESULTS Weather-Related Business Performance Impacted By Benign Weather Trend 1Networks service line generates revenues for claims management services related to property, casualty, and catastrophic losses 2Aon Q1 Global Catastrophe Recap April 2024 Non-weather-related business grew 8% YoY Significant decrease reflects absence of extreme weather events Decrease in weather-related business consistent with reduction in insured losses Q1 ’23 Q1 ’24 $316.3M $301.7M -4.6% Non-weather-related revenue Weather-related revenue (US CAT, USLA, Australia) Consolidated Weather-Related vs. Non-Weather-Related Revenue Q1 ’23 Q1 ’24 -79.4% Q1 ’23 Q1 ’24 -43.3% -29% +8% Networks Revenue1 Aon Global Insured Losses2

Our Capital Allocation Strategy Committed to Industry Leading Financial Strength and Employing a Disciplined Approach to Capital Allocation Investing in long-term growth through Cap Ex and M&A  Strong liquidity Leverage ratio at 2.06x EBITDA Paid quarterly dividend of $0.07 per share  for CRD-A and CRD-B Q1 2024 FINANCIAL RESULTS

Comprised of All Reported Service Lines Outside of North America: UK Europe Australia Asia Latin America Legal Services International Operations 32% Third Party Administration for: Workers' Compensation Auto and Liability Claims Medical Management Disability RMIS Accident and Health Service Lines Include: Contractor Connection Networks Catastrophe WeGoLook Subrogation (Praxis) Comprised of the Following North American Service Lines: US GTS US Field Ops Canada Loss Adjusting Canada TPA Canada Contractor Connection edjuster North America Loss Adjusting 26% Broadspire (US-only) 31% Platform Solutions (US-only) 11% First Quarter 2024 Revenue Contribution Q1 2024 FINANCIAL RESULTS

Q1 revenue essentially flat, despite headwinds related to continued benign weather patterns Investments made in personnel and technology to support anticipated long-term growth in NALA Record quarter for GTS revenues driven by new business wins and talent acquisition Continue to be a destination for large and complex adjusting talent North America Loss Adjusting First Quarter 2024 Results Revenues $77.4M Operating Earnings $4.5M 10 Q1 2024 FINANCIAL RESULTS

YoY revenue growth of 7%; Growth of 6% when measured in constant currency Operating earnings decreased compared to Q1 ‘23 which included relatively higher-margin CAT activity in Australia Notable strength in UK, Europe & Latin America Segment recovery continues driven by strategy to improve pricing and productivity International Operations First Quarter 2024 Results Revenues $98.1M Operating Earnings $1.7M 11 Q1 2024 FINANCIAL RESULTS

Record quarter for Broadspire: Revenues increased 12% to new quarterly record Operating earnings increased 62% Operating margin expanded 420 bps Results driven by client wins and pricing improvements Medical Management and Claims Management revenues each grew 12% Retained 97% of Broadspire business Broadspire First Quarter 2024 Results Revenues $94.3M $12.8M Operating Earnings 12 Q1 2024 FINANCIAL RESULTS

Revenue decreased by 49.2% Q1 ‘23 results included carryover from Hurricane Ian and severe convective storm activity Networks decrease driven by reduced deployment in CAT Contractor Connection revenues decreased 12% due to reduced weather activity Subrogation revenues increased 18% driven by focus on special projects and outsourcing work Platform Solutions First Quarter 2024 Results Revenues $31.9M Operating Earnings $1.1M 13 Q1 2024 FINANCIAL RESULTS

FINANCIAL UPDATE Bruce Swain, Chief Financial Officer Q1 2024 FINANCIAL RESULTS 14

Q1 2024 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended ($ in millions, except per share amounts) March 31, 2024 March 31, 2023 % Change Revenues $301.7 $316.3 (5)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $300.7 $316.3 (5)% Net Income Attributable to Shareholders of Crawford & Company $2.8 $10.7 (73)% Diluted Earnings per Share CRD-A $0.06 $0.22 (73)% CRD-B $0.06 $0.22 (73)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.13 $0.28 (54)% CRD-B $0.13 $0.28 (54)% Adjusted Operating Earnings (1) $12.1 $24.9 (51)% Adjusted Operating Margin (1) 4.0% 7.9% (390) bps Adjusted EBITDA (1) $20.6 $32.8 (37)% Adjusted EBITDA Margin (1) 6.8% 10.4% (360) bps Q1 2024 FINANCIAL RESULTS

North America Loss Adjusting Three months ended (in thousands, except percentages) March 31, 2024 March 31, 2023 Variance Revenues $77,365 $77,597 (0.3)% Direct expenses 62,853 60,253 4.3% Gross profit 14,512 17,344 (16.3)% Indirect expenses 10,033 9,279 8.1% Operating earnings $4,479 $8,065 (44.5)% Gross profit margin 18.8% 22.4% (3.6)% Operating margin 5.8% 10.4% (4.6)% Total cases received 61,937 73,002 (15.2)% Full time equivalent employees 2,046 2,091 (2.1)% Q1 2024 FINANCIAL RESULTS

International Operations Three months ended (in thousands, except percentages) March 31, 2024 March 31, 2023 Variance Revenues $98,092 $91,863 6.8% Direct expenses 82,111 76,159 7.8% Gross profit 15,981 15,704 1.8% Indirect expenses 14,291 12,669 12.8% Operating earnings $1,690 $3,035 (44.3)% Gross profit margin 16.3% 17.1% (0.8)% Operating margin 1.7% 3.3% (1.6)% Total cases received 135,652 126,483 7.2% Full time equivalent employees 3,611 3,693 (2.2)% Q1 2024 FINANCIAL RESULTS

Broadspire Three months ended (in thousands, except percentages) March 31, 2024 March 31, 2023 Variance Revenues $94,298 $84,054 12.2% Direct expenses 69,993 64,805 8.0% Gross profit 24,305 19,249 26.3% Indirect expenses 11,501 11,322 1.6% Operating earnings $12,804 $7,927 61.5% Gross profit margin 25.8% 22.9% 2.9% Operating margin 13.6% 9.4% 4.2% Total cases received 135,698 128,722 5.4% Full time equivalent employees 2,669 2,591 3.0% Q1 2024 FINANCIAL RESULTS

Platform Solutions Three months ended (in thousands, except percentages) March 31, 2024 March 31, 2023 Variance Revenues $31,899 $62,820 (49.2)% Direct expenses 24,668 47,285 (47.8)% Gross profit 7,231 15,535 (53.5)% Indirect expenses 6,116 5,569 9.8% Operating earnings $1,115 $9,966 (88.8)% Gross profit margin 22.7% 24.7% (2.0)% Operating margin 3.5% 15.9% (12.4)% Total cases received 76,270 98,490 (22.6)% Full time equivalent employees 842 1,445 (41.7)% Q1 2024 FINANCIAL RESULTS

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $8.0 million in Q1 ‘24 compared to corporate costs of $4.1 million in Q1 ‘23 Variance was primarily due to increases in professional fees, compensation-related costs, and other reserves Non-service Pension Costs During Q1 ‘24 non-service pension costs were $2.5 million compared to $2.2 million in Q1 ’23 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Contingent Earnout  Adjustment Recognized pre-tax contingent earnout expense totaling $0.2 million for each of Q1 ’24 as well as Q1 ‘23 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Quarterly Dividend In Q1 ‘24 Crawford paid a $0.07 dividend per share for CRD-A and CRD-B Share Repurchases In Q1, Crawford repurchased 85,632 shares of CRD-B Approximately 1.4 million shares are eligible to be repurchased under our 2021 Share Repurchase Authorization Q1 2024 FINANCIAL RESULTS

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) March 31, 2024 December 31, 2019 Dec 31, 2023 December 31, 2018 Change Change Cash and cash equivalents $ 45,196 $ 58,363 $ (13,167) Accounts receivable, net 125,985 131,362 (5,377) Unbilled revenues, net 127,597 116,611 10,986 Total receivables 253,582 247,973 5,609 Goodwill 76,621 76,724 (103) Intangible assets arising from business acquisitions, net 80,341 81,786 (1,445) Deferred revenues 61,031 60,411 620 Accounts payable and accrued liabilities 214,324 257,294 (42,970) Pension liabilities 23,440 24,006 (566) Short-term borrowings and current portion of finance leases 19,354 14,813 4,541 Long-term debt, less current portion 210,823 194,335 16,488 Total debt 230,177 209,148 21,029 Total stockholders' equity attributable to Crawford & Company 144,720 141,618 3,102 Net debt (1) 184,981 150,785 34,196 Q1 2024 FINANCIAL RESULTS

Net Debt and Pension Liability $185.0M Net debt at $185.0 million $137.3M Leverage Ratio of 2.06x EBITDA at end of Q1 2024 $23.4M Pension liability at $23.4 million $74.3M Funded Ratio of US pension plan is 92.6% at end of Q1 2024 Q1 2024 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2024 2019 2023 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 2,837 $ 10,681 $ (7,844) Depreciation and Other Non-Cash Operating Items 10,459 10,122 337 (Gain) Loss on Disposals of Property and Equipment, net (81) 20 (101) Contingent Earnout Adjustments 151 248 (97) Billed Receivables Change 6,312 (17) 6,329 Unbilled Receivables Change (9,511) (6,333) (3,178) Change in Accrued Compensation, 401K, and Other Payroll (31,987) (19,936) (12,051) Other Working Capital Changes 2,017 4,770 (2,753) Cash Flows from Operating Activities (19,803) (445) (19,358) Property & Equipment Purchases, net (1,541) (1,031) (510) Capitalized Software (internal and external costs) (8,009) (7,610) (399) Free Cash Flow(1) $ (29,353) $ (9,086) $ (20,267) Q1 2024 FINANCIAL RESULTS

Financial strength and liquidity provide flexibility to pursue market opportunities Capitalizing on the changing landscape due to climate change and demographic shifts Leading the industry with next generation Insurtech capabilities Leveraging strong relationships to enhance market position Summary Q1 2024 FINANCIAL RESULTS

Appendix: Non-GAAP Financial Information Q1 2024 FINANCIAL RESULTS 25

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q1 2024 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, income taxes and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Pretax Earnings, Net Income, and Diluted Earnings per Share Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of acquisition-related intangible assets, contingent earnout adjustments, and non-service pension costs which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q1 2024 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   (in thousands) March 31, 2024   March 31, 2023   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 179,721 59.6% $ 199,857 63.2%   U.K. GBP 40,255 13.4% 33,124 10.5%   Canada CAD 23,841 7.9% 24,614 7.8%   Australia AUD 19,661 6.5% 22,994 7.2%   Europe EUR 14,885 4.9% 14,038 4.4%   Rest of World Various 23,291 7.7%   21,707 6.9%   Total Revenues, before reimbursements $ 301,654 100.0% $ 316,334 100.0%                   Q1 2024 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Items Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) March 31, 2024 December 31, March 31, 2023 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 313,073 $ 327,938 Reimbursements (11,419) (11,604) Revenues Before Reimbursements 301,654 316,334 Costs of Services Provided, Before Reimbursements Total Costs of Services 225,808 238,682 Reimbursements (11,419) (11,604) Costs of Services Provided, Before Reimbursements $ 214,389 $ 227,078 Q1 2024 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, 2024 December 31, March 31,2023 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 4,479 $ 8,065 International Operations 1,690 3,035 Broadspire 12,804 7,927 Platform Solutions 1,115 9,966 Unallocated corporate and shared costs and credits, net (8,007) (4,119) Consolidated Operating Earnings 12,081 24,874 (Deduct) Add: Net corporate interest expense (3,596) (4,399) Stock option expense (167) (156) Amortization expense (1,868) (1,899) Non-service pension costs (2,473) (2,171) Contingent earnout adjustments (151) (248) Income tax provision (1,047) (5,271) Net loss (income) attributable to noncontrolling interests 58 (49) Net Income Attributable to Shareholders of Crawford & Company $ 2,837 $ 10,681 Q1 2024 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, March 31, 2024 December 31, March 31, 2023 December 31, Unaudited ($ in thousands) 2019 2018 Net Income Attributable to Shareholders of Crawford & Company $ 2,837 $ 10,681 Add: Depreciation and amortization 9,299 9,050 Stock-based compensation 1,218 1,023 Net corporate interest expense 3,596 4,399 Non-service pension costs and credits 2,473 2,171 Contingent earnout adjustments 151 248 Income tax provision 1,047 5,271 Adjusted EBITDA $ 20,621 $ 32,843 Q1 2024 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) March 31, 2024 December 31, December 31, 2023 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 19,296 $ 14,762 Current installments of finance leases and other obligations 58 51 Long-term debt and finance leases, less current installments 210,823 194,335 Total debt 230,177 209,148 Less: Cash and cash equivalents 45,196 58,363 Net debt $ 184,981 $ 150,785 Q1 2024 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended ($ in thousands) March 31, 2024 December 31, 2019 March 31, 2023 December 31, 2018 North America Loss Adjusting $ 14,512 $ 17,344 International Operations 15,981 15,704 Broadspire 24,305 19,249 Platform Solutions 7,231 15,535 Segment gross profit 62,029 67,832 Segment indirect costs: North America Loss Adjusting (10,033) (9,279) International Operations (14,291) (12,669) Broadspire (11,501) (11,322) Platform Solutions (6,116) (5,569) Unallocated corporate and shared costs, net (8,007) (4,119) Consolidated operating earnings 12,081 24,874 Net corporate interest expense (3,596) (4,399) Stock option expense (167) (156) Amortization expense (1,868) (1,899) Non-service pension costs (2,473) (2,171) Contingent earnout adjustments (151) (248) Income tax provision (1,047) (5,271) Net loss (income) attributable to noncontrolling interests 58 (49) Net income attributable to shareholders of Crawford & Company $ 2,837 $ 10,681 Q1 2024 FINANCIAL RESULTS

Reconciliation of First Quarter Non-GAAP Results Three Months Ended March 31, 2024 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 3,826 $ 2,837 $ 0.06 $ 0.06 Adjustments: Amortization of intangible assets 1,868 1,575 0.03 0.03 Non-service related pension costs 2,473 1,929 0.04 0.04 Contingent earnout adjustments 151 151 — — Non-GAAP Adjusted $ 8,318 $ 6,492 $ 0.13 $ 0.13 Three Months Ended March 31, 2023 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 16,001 $ 10,681 $ 0.22 $ 0.22 Adjustments: Amortization of intangible assets 1,899 1,424 0.03 0.03 Non-service related pension costs 2,171 1,613 0.03 0.03 Contingent earnout adjustments 248 184 — — Non-GAAP Adjusted $ 20,319 $ 13,902 $ 0.28 $ 0.28 Q1 2024 FINANCIAL RESULTS